UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2023

EUDA Health Holdings Limited

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-40678	n/a
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1 Pemimpin Drive #12-07

One Pemimpin Singapore 576151

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: +65 6268 6821

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	EUDA	NASDAQ Stock Market LLC
Redeemable Warrants	EUDAW	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Debt Obligations and Settlement Agreements with Meng Dong (James) Tan

On November 17, 2022, EUDA Health Holdings Limited (the “Company”) issued to Meng Dong (James) Tan an interest-free convertible promissory note in the aggregate principal amount of $700,000 (the “Tan 2022 Note”). Pursuant to the Tan 2022 Note, on November 17, 2023, the maturity date, James Tan would have the right to convert the unpaid principal amount of the Tan 2022 Note into ordinary shares of the Company based on the five day volume weighted average price of the Company’s ordinary shares immediately preceding the maturity date.

Pursuant to a loan agreement dated January 9, 2023, James Tan loaned the Company an additional $145,450 (the “Initial Tan Loan”) at 8% interest per annum and was to be repaid by March 31, 2023. The Initial Tan Loan was not timely repaid by March 31, 2023, and was replaced as disclosed below.

Pursuant to a second loan agreement with the Company dated April 24, 2023, James Tan loaned the Company an additional $332,750 (the “Tan Second Loan”) at 8% interest per annum, which matures on the earlier of June 30, 2023 or within seven days of the Company receiving the proceeds from the sales of securities in the private placement disclosed in Item 3.02 hereunder (the “Private Placement”). Pursuant to the terms of the Tan Second Loan, the Company agreed to issue to James Tan a new promissory note in the principal amount of $145,450 dated April 24, 2023 (the “Tan First Loan”) to replace the Initial Tan Loan. The Tan First Loan contained the same payment terms as the Tan Second Loan.

On May 15, 2023, James Tan entered into a third loan agreement with the Company pursuant to which James Tan agreed to loan the Company an additional $22,500 (the “Tan Third Loan”), provided that the Company issued a new promissory note to James Tan in the principal amount of $700,000 (the “Tan 2023 Note”) to replace the Tan 2022 Note. The Tan Third Loan would bear interest at 8% per annum, and would be repaid upon the earlier of June 30, 2023 or within seven days of the Company receiving the proceeds from the sales of securities in the Private Placement.

On May 15, 2023, the Company issued to James Tan the Tan 2023 Note to replace the Tan 2022 Note. The Tan 2023 Note was an interest-free convertible promissory note in the aggregate principal amount of $700,000. On May 15, 2023, James Tan elected to convert the entire unpaid principal in the amount of $700,000 of the Tan 2023 Note into ordinary shares of the Company at $1.00 per share in accordance with the terms of the Tan 2023 Note. On May 16, 2023, the Company issued to James Tan 700,000 ordinary shares in full satisfaction of the Tan 2023 Note. Pursuant to the terms of the Tan 2023 Note, the Company has agreed to register the 700,000 ordinary shares for resale. We refer to these 700,000 restricted ordinary shares as the “Converted Shares.”

As of the date of this report, the Tan 2023 Note has been converted in full into the Converted Shares and is no longer outstanding.

In order to facilitate the Company’s capital raising efforts, the Board, at a meeting on May 16, 2023 (the “May Board Meeting”) approved and authorized execution of a Settlement Agreement with James Tan (the “Tan Settlement Agreement”), pursuant to which the Company agreed to issue to James Tan an aggregate of 478,200 restricted ordinary shares of the Company in full satisfaction of all obligations of the Company under the Tan First Loan and the Tan Second Loan. On May 16, 2023, the Company issued to James Tan an aggregate of 478,200 restricted ordinary shares pursuant to the Tan Settlement Agreement, in full settlement of all obligations of the Company under the Tan First Loan and the Tan Second Loan. A copy of the Tan Settlement Agreement is attached hereto as Exhibit 10.1 and incorporated by reference. The foregoing summary of the terms of the Tan Settlement Agreement is subject to, and qualified in its entirety, by such document. As of the date of this report, the Tan Third Loan remains outstanding.

Debt Obligations and Settlement Agreements with 8i Holdings 2 Pte Ltd

On November 17, 2022, the Company issued to 8i Holdings 2 Pte Ltd. (“8i Holdings 2”), a company owned by Mr. Meng Dong (James) Tan, an interest-free convertible promissory note in the aggregate principal amount of $82,600 (the “8i Note”). Pursuant to the 8i Note, on November 17, 2023, the maturity date, 8i Holdings 2 would have the right to convert the unpaid principal amount of the 8i Note into ordinary shares of the Company based on the five day volume weighted average price of the Company’s ordinary shares immediately preceding the maturity date.

At the May Board Meeting, the Board approved and authorized execution of a Settlement Agreement with 8i Holdings 2 (the “8i Settlement Agreement”) pursuant to which the Company agreed to issue 82,600 restricted ordinary shares of the Company to 8i Holdings 2 in full satisfaction of all obligations of the Company under the 8i Note. On May 16, 2023, the Company issued to 8i Holdings 2 an aggregate of 82,600 restricted ordinary shares pursuant to the 8i Settlement Agreement. A copy of the 8i Settlement Agreement is attached hereto as Exhibit 10.2 and incorporated by reference. The foregoing summary of the terms of the 8i Settlement Agreement is subject to, and qualified in its entirety, by such document.

Debt Obligations and Settlement Agreements with Fook Meng Chan

On November 17, 2022, the Company issued to Shine Link Limited (“Shine Link”), a company owned by Fook Meng Chan, a current shareholder, an interest-free convertible promissory note in the aggregate principal amount of $119,0000 (“Shine Link Note”). Pursuant to the Shine Link Note, on November 17, 2023, the maturity date, Shine Link would have the right to convert the unpaid principal amount of the Shine Link Note into ordinary shares of the Company based on the five day volume weighted average price of the Company’s ordinary shares immediately preceding to the maturity date. At the May Board Meeting, the Board approved and authorized execution of a Settlement Agreement with Shine Link (the “Shine Link Settlement Agreement”) pursuant to which the Company agreed to issue to Shine Link 119,000 restricted ordinary shares of the Company in full satisfaction of obligations under the Shine Link Note. On May 16, 2023, the Company issued to Shine Link an aggregate of 119,000 restricted ordinary shares pursuant to the Shine Link Settlement Agreement. .. A copy of the Shine Link Settlement Agreement is attached hereto as Exhibit 10.3 and incorporated by reference. The foregoing summary of the terms of the Shine Link Settlement Agreement is subject to, and qualified in its entirety, by such document.

On November 17, 2022, the Company issued to Menora Capital Pte Ltd (“Menora”), a company owned by Fook Meng Chan, a current shareholder, an interest-free convertible promissory note in the aggregate principal amount of $87,500 (“Menora Note”). Pursuant to the Menora Note, on November 17, 2023, the maturity date, Menora would have the right to convert the unpaid principal amount of the Menora Note into ordinary shares of the Company based on the five day volume weighted average price of the Company’s ordinary shares immediately preceding to the maturity date. At the May Board Meeting, the Board approved and authorized execution of a Settlement Agreement with Menora (the “Menora Settlement Agreement”) pursuant to which the Company agreed to issue to Menora 87,500 restricted ordinary shares of the Company in full satisfaction of all obligations under the Menora Note. On May 16, 2023, the Company issued to Menora an aggregate of 87,500 restricted ordinary shares pursuant to the Menora Settlement Agreement. A copy of the Menora Settlement Agreement is attached hereto as Exhibit 10.4 and incorporated by reference. The foregoing summary of the terms of the Menora Settlement Agreement is subject to, and qualified in its entirety, by such document.

Debt Obligations and Settlement Agreements with Kelvin Chen, our CEO

Kent Ridge Healthcare Singapore Pte Ltd. (“KRHSG”) is a wholly-owned subsidiary of EUDA. Since KRHSG’s inception in November 2017 until the Business Combination in November 2022 (as previously disclosed in the Form 8-K filed on November 23, 2022), Dr. Kelvin Chen, KRHSG’s founder, provided funding to pay for its start-up expenses and working capital. At the May Board Meeting, the Board approved and authorized execution of a Settlement Agreement with Dr. Kelvin Chen (the “Chen Settlement Agreement”) pursuant to which the Company agreed to issue to Dr. Kelvin Chen 850,306 restricted ordinary shares of the Company in full satisfaction of Dr. Kelvin Chen’s claim for an aggregate amount of $850,306 (or approximately S$1,136,264.06) provided to KRHSG from time to time since inception. On May 16, 2023, the Company issued to Mr. Chen an aggregate of 850,306 restricted ordinary shares pursuant to this Settlement Agreement, a copy of which is attached hereto as Exhibit 10.5 and incorporated by reference. The foregoing summary of the terms of this Settlement Agreement is subject to, and qualified in its entirety, by such document.

We refer to the aggregate of 1,617,606 restricted ordinary shares of the Company issued in connection with the foregoing five settlement agreements, attached hereto as Exhibits 10.1 through 10.5 and incorporated by reference, as the “Settlement Shares.” None of the Settlement Shares or the Converted Shares have been registered under the Securities Act, or applicable state securities laws, and none may be offered or sold in the United States absent registration under the Securities Act or an exemption from such registration requirements.

Item 3.02	Unregistered Sales of Equity Securities

On May 16, 2023, the Company issued an aggregate of 1,617,606 ordinary shares (referred to as the Settlement Shares in Item 1.01) and 700,000 ordinary shares (referred to as the Converted Shares in Item 1.01) in a private placement in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder.

Between May 16 and May 22, 2023, the Company issued and sold to eight accredited investors an aggregate of 940,000 ordinary shares (the “Placement Shares”) at $1.00 per share for an aggregate purchase price of $940,000 in a private placement in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder. In connection with the sale of the Placement Shares, parties have entered into certain Registration Rights Agreements pursuant to which the Company has agreed to file a registration statement for the resale of the Placement Shares the later of (a) thirty days after the sale of the Placement Shares, and (b) the earliest practical date on which the resale registration statement can be filed following the Company’s filing of its Form 10-K for the year ended December 31, 2022 and its Form 10-Q for the quarters ended March 31, 2023 and June 2023. A form of the Registration Rights Agreement is attached hereto as Exhibit 10.6 and incorporated by reference. The foregoing summary of the terms of this Registration Rights Agreement is subject to, and qualified in its entirety, by such document.

None of the Settlement Shares, Placement Shares and the Converted Shares have been registered under the Securities Act, or applicable state securities laws, and none may be offered or sold in the United States absent registration under the Securities Act or an exemption from such registration requirements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Settlement Agreement with Mr. Meng Dong (James) Tan, dated May 16, 2023
10.2	Settlement Agreement with 8i Holdings 2 Pte Ltd., dated May 16, 2023
10.3	Settlement Agreement with Shine Link Limited, dated May 16, 2023
10.4	Settlement Agreement with Menora Capital Pte Ltd, dated May 16, 2023
10.5	Settlement Agreement with Kelvin Chen, dated May 16, 2023
10.6	Form of Registration Rights Agreement, dated May 16, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 26, 2023

EUDA Health Holdings Limited

By:	/s/ Wei Wen Kelvin Chen
Name:	Wei Wen Kelvin Chen
Title:	Chief Executive Officer